Exh 10.1



                            SHARE PURCHASE AGREEMENT


To:   The Seller(s) listed on the Counterpart
      Signature Page hereof ("Seller")

From: The Buyer(s) listed on the Counterpart
      Signature Page hereof ("Buyer")

Re:   Purchase of shares that are common stock (the "Common Stock") of
Cove Apparel, Inc., a Nevada corporations ("Cove"), pursuant to this Share Purchase Agreement (the "Agreement")

                                   RECITALS:

         WHEREAS, Buyer (as defined herein) wishes to purchase and Seller wishes to sell Common Stock of Cove; and

         WHEREAS, Cove is entering into a reorganization, merger or acquisition with Euroseas Acquisition Corporation, a Delaware corporation, which is a wholly owned subsidiary of Euroseas, Ltd., a Marshall Island Corporations (the "Acquirer":, which may or may not be beneficial to Cove and its stockholders (the "Reorganization Transaction"); and

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         A. Seller represents and warrants that there are 10,480,500 total shares of Commons Stock of Cove outstanding and Seller is the legal owner of 4,500,000 of these Common Stock shares of Cove. Seller agrees to sell 1,405,395 of these Common Stock shares as indicated on the Counterpart Signature Page. Seller wishes to sell to Buyer at an aggregate purchase price as indicated on the Counterpart Signature Page, and Buyer wishes to purchase from Seller at an aggregate purchase price as indicated on the Counterpart Signature Page.

         B. Seller represents and warrants that: (i) Cove is a publicly-held company engaged in apparel sales, having previously and lawfully offered and sold a portion of is securities in accordance with applicable federal and state securities laws, rules and regulations and is in good standing the state of its incorporation and in all other jurisdictions where it does business and (ii) Cove files reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is current on all its reports and filings and Seller and Buyer have been provided with access to all reports of Cove via the EDGAR system of the SEC that have been filed by or with respect to Cove during the past 12 months and longer.

         C. Seller represents and warrans that all material information respecting the past, present and proposed business operations of Cove, its management, financial position or otherwise in any such filings and reports is comlete and correct and that Seller is not aware of any liability relating to Cove's business or operations which has not been set forth in the financial statement as reported in Cove's most recently filed 10QSB or other applicable reporting document and that there is not any present or threatened or proposed litigation by or against Cove.

         D. Seller represents and warrants that this Agreement is valid and enforceable by its terms and execution of the Agreement will not result in violation of any other agreement and that consummation of this Agreement will not result in a breach of any shareholder agreement of buy-sell agreement executed amount the shareholders of Cove.

         E. Seller and Buyer are aware that there is no current "established trading market" for the Common Stock of Cove which Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., (the "NASD") under the symbol "CVAP.OB" and that it is uncertain at this time whether there will be any future market for the Common Stock of Cove; and that the purchase price being paid for the Cove Common Stock bears no relationship to assets, book value or other established criteria of value. Seller and Buyer are also aware of the imminent Reorganization Transaction.

         F. If there is or have been any increases in the number of shares held by Seller due to stock splits or similar events, the number of shares to be sold to buyer will be adjusted upward accordingly with no increase in the purchase price. Seller represents and warrants that there have been no such changes before the date hereof.

         G. Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock of Seller covered by this Agreement, to-wit:

                  (i) Buyer is not relying on any representation of warranty of Seller whatsoever, except those representations and warranties contained in this Agreement;

                  (ii) Buyer has conducted Buyer's own investigation of the risks and merits of an investment in Cove by reviewing its annual and quarterly filings and registration statements contained in the Edgar achieves of the Securities and Exchange Commission;

                  (iii) Buyer or its principals is an "accredited investor" as that term is known or defined under applicable United States securities laws, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock hereunder, without qualification;

                  (iv) Buyer has full power and authority to execute and deliver this Agreement, without qualification;

                  (v) Buyer is purchasing the Common Stock for Buyer's account only;

                  (vi) Buyer will fully comply with all provisions of United States and state securities laws, in the resale of any of the Common Stock acquired hereunder, and will timely make all the required filings regarding beneficial ownership of the Common Stock with the Securities and Exchange Commission, as may be applicable; and

                  (vii) Buyer agrees and understands that the amount being paid by Buyer for the shares may be more or less than other Cove shareholders may be selling their stock in similar transactions.

         H. Seller represents, warrants and agrees that Buyer has not made and Seller is not relying on any representation of warranty of Buyer whatsoever, except those representations and warranties contained in this Agreement; and that Seller has conducted his own investigation of the proposed Reorganization Transaction, including without limitation that Seller has received and reviewed financial statements of the Eurobulk Group of Companies (predecessor of the Acquiror) for the years ended December 31, 2004 and 2003, the Term Sheet between Cove and Eurobulk Ltd. Dated April 20, 2005 and the draft copy of the Form 8-K of Cove dated June 2005 and the draft of Agreement and Plan of Merger dated June 17, 2005 for the proposed Reorganization Transaction. Without limitation of the above, Seller acknowledges that instead of raising $50 million or more as mentioned in said Term Sheet, the actual amount raised might be only $25 million or less.

         Accordingly, the parties hereto (subject to both parties' signatures below) agree as follows:

         1. Buyer hereby offers to purchase from Seller the shares of Common Stock of Cove as indicated on the Counterpart Signature Page, free and clear of any liens, encumbrances and/or other restrictions whatsoever and Seller agrees to sell to Buyer the shares of Common Stock of Cove owned by Seller as indicated on the Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever.

         2. The purchase price of the Common Stock shall be as indicated on the Counterpart Signature Page, payable on delivery of the Common Stock by Seller to Buyer for purchase and sale under this Agreement.

         3. Certificates representing the Common Stock shall be delivered to Buyer in exchange for payment by Buyer and Seller of the amounts required herein from funds to be deposited by Buyer for the purchase and sale of the Common Stock, which payment shall be subject to the transfer of the Common Stock into Buyers's name and delivery of the stock certificate or certificates representing the common Stock to Buyer, which stock certificate shall bear no restriction or notation, except as may be required to comply with the Securities and Exchange Act of 1933;

         4. By acceptance of this offer, Seller hereby covenants and warrants:

                  (i) That Seller has the right to sell, transfer, convey and assign the Common Stock, without qualification; subject to such restrictions as may be required to comply with the Securities and Exchange Act of 1933;

                  (ii) That the shares being sold under this Agreement are fully paid and non-assessable; and

                  (iii) That Seller has done no act to encumber, hypothecate or cause liens on the Common Stock and the shares are free and clear of any liens, encumbrances and restrictions.

         5. A closing under the terms of this Agreement shall take place on or about the closing date specified. At the closing Buyer shall tender to Seller payment in the amount of the specified Purchase Price for the shares to be purchased under this Agreement. Seller shall simultaneously tender to Buyer certificates for the specified number of shares of the Common Stock of Cove with stock powers attached. Said certificates shall be free and clear of any restriction except such as may be imposed under the Securities Act of 1933.

         6. This Agreement shall be construed under the laws of the State of California.

         7. All representations and warranties in this Agreement shall survive the closing.

         8. This Agreement constitutes the entire, complete and final expression of the agreement of the parties relating to the subject matter hereof and supersedes all previous communications and agreements thereon, oral or written.

                           COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Purchase Agreement ("the Agreement") dated on August 29, 2005, among the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement. This Agreement may be executed in separate counterparts which together constitute one and the same agreement.


                                       BUYER:

                                       Seaward Ave Partners, LLC.
                                       ------------------------------------


Dated  8/29/05                         By: /s/  Winnie Huang
                                       ----------------------------
                                       (Signature) Winnie Huang, Managing Member

                                       SELLER:

                                       Shawn Peterson
                                       ------------------------------------
8/29/05                                By:  /s/  Shawn Peterson




Number of Shares Sold:   1,405,395

Purchase Price ($13,509.05)

Closing Date:  August 29, 2005

Exh 10.2




                            SHARE PURCHASE AGREEMENT


To:   The Seller(s) listed on the Counterpart
      Signature Page hereof ("Seller")

From: The Buyer(s) listed on the Counterpart
      Signature Page hereof ("Buyer")

Re:   Purchase of shares that are common stock (the "Common Stock") of
Cove Apparel, Inc., a Nevada corporations ("Cove"), pursuant to this Share Purchase Agreement (the "Agreement")

                                   RECITALS:

         WHEREAS, Buyer (as defined herein) wishes to purchase and Seller wishes to sell Common Stock of Cove; and

         WHEREAS, Cove is entering into a reorganization, merger or acquisition with Euroseas Acquisition Corporation, a Delaware corporation, which is a wholly owned subsidiary of Euroseas, Ltd., a Marshall Island Corporations (the "Acquirer":, which may or may not be beneficial to Cove and its stockholders (the "Reorganization Transaction"); and

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         A. Seller represents and warrants that there are 10,480,500 total shares of Commons Stock of Cove outstanding and Seller is the legal owner of 4,500,000 of these Common Stock shares of Cove. Seller agrees to sell 1,385,396 of these Common Stock shares as indicated on the Counterpart Signature Page. Seller wishes to sell to Buyer at an aggregate purchase price as indicated on the Counterpart Signature Page, and Buyer wishes to purchase from Seller at an aggregate purchase price as indicated on the Counterpart Signature Page.

         B. Seller represents and warrants that: (i) Cove is a publicly-held company engaged in apparel sales, having previously and lawfully offered and sold a portion of is securities in accordance with applicable federal and state securities laws, rules and regulations and is in good standing the state of its incorporation and in all other jurisdictions where it does business and (ii) Cove files reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is current on all its reports and filings and Seller and Buyer have been provided with access to all reports of Cove via the EDGAR system of the SEC that have been filed by or with respect to Cove during the past 12 months and longer.

         C. Seller represents and warrans that all material information respecting the past, present and proposed business operations of Cove, its management, financial position or otherwise in any such filings and reports is comlete and correct and that Seller is not aware of any liability relating to Cove's business or operations which has not been set forth in the financial statement as reported in Cove's most recently filed 10QSB or other applicable reporting document and that there is not any present or threatened or proposed litigation by or against Cove.

         D. Seller represents and warrants that this Agreement is valid and enforceable by its terms and execution of the Agreement will not result in violation of any other agreement and that consummation of this Agreement will not result in a breach of any shareholder agreement of buy-sell agreement executed amount the shareholders of Cove.

         E. Seller and Buyer are aware that there is no current "established trading market" for the Common Stock of Cove which Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., (the "NASD") under the symbol "CVAP.OB" and that it is uncertain at this time whether there will be any future market for the Common Stock of Cove; and that the purchase price being paid for the Cove Common Stock bears no relationship to assets, book value or other established criteria of value. Seller and Buyer are also aware of the imminent Reorganization Transaction.

         F. If there is or have been any increases in the number of shares held by Seller due to stock splits or similar events, the number of shares to be sold to buyer will be adjusted upward accordingly with no increase in the purchase price. Seller represents and warrants that there have been no such changes before the date hereof.

         G. Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock of Seller covered by this Agreement, to-wit:

                  (i) Buyer is not relying on any representation of warranty of Seller whatsoever, except those representations and warranties contained in this Agreement;

                  (ii) Buyer has conducted Buyer's own investigation of the risks and merits of an investment in Cove by reviewing its annual and quarterly filings and registration statements contained in the Edgar achieves of the Securities and Exchange Commission;

                  (iii) Buyer or its principals is an "accredited investor" as that term is known or defined under applicable United States securities laws, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock hereunder, without qualification;

                  (iv) Buyer has full power and authority to execute and deliver this Agreement, without qualification;

                  (v) Buyer is purchasing the Common Stock for Buyer's account only;

                  (vi) Buyer will fully comply with all provisions of United States and state securities laws, in the resale of any of the Common Stock acquired hereunder, and will timely make all the required filings regarding beneficial ownership of the Common Stock with the Securities and Exchange Commission, as may be applicable; and

                  (vii) Buyer agrees and understands that the amount being paid by Buyer for the shares may be more or less than other Cove shareholders may be selling their stock in similar transactions.

         H. Seller represents, warrants and agrees that Buyer has not made and Seller is not relying on any representation of warranty of Buyer whatsoever, except those representations and warranties contained in this Agreement; and that Seller has conducted his own investigation of the proposed Reorganization Transaction, including without limitation that Seller has received and reviewed financial statements of the Eurobulk Group of Companies (predecessor of the Acquiror) for the years ended December 31, 2004 and 2003, the Term Sheet between Cove and Eurobulk Ltd. Dated April 20, 2005 and the draft copy of the Form 8-K of Cove dated June 2005 and the draft of Agreement and Plan of Merger dated June 17, 2005 for the proposed Reorganization Transaction. Without limitation of the above, Seller acknowledges that instead of raising $50 million or more as mentioned in said Term Sheet, the actual amount raised might be only $25 million or less.

         Accordingly, the parties hereto (subject to both parties' signatures below) agree as follows:

         1. Buyer hereby offers to purchase from Seller the shares of Common Stock of Cove as indicated on the Counterpart Signature Page, free and clear of any liens, encumbrances and/or other restrictions whatsoever and Seller agrees to sell to Buyer the shares of Common Stock of Cove owned by Seller as indicated on the Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever.

         2. The purchase price of the Common Stock shall be as indicated on the Counterpart Signature Page, payable on delivery of the Common Stock by Seller to Buyer for purchase and sale under this Agreement.

         3. Certificates representing the Common Stock shall be delivered to Buyer in exchange for payment by Buyer and Seller of the amounts required herein from funds to be deposited by Buyer for the purchase and sale of the Common Stock, which payment shall be subject to the transfer of the Common Stock into Buyers's name and delivery of the stock certificate or certificates representing the common Stock to Buyer, which stock certificate shall bear no restriction or notation, except as may be required to comply with the Securities and Exchange Act of 1933;

         4. By acceptance of this offer, Seller hereby covenants and warrants:

                  (i) That Seller has the right to sell, transfer, convey and assign the Common Stock, without qualification; subject to such restrictions as may be required to comply with the Securities and Exchange Act of 1933;

                  (ii) That the shares being sold under this Agreement are fully paid and non-assessable; and

                  (iii) That Seller has done no act to encumber, hypothecate or cause liens on the Common Stock and the shares are free and clear of any liens, encumbrances and restrictions.

         5. A closing under the terms of this Agreement shall take place on or about the closing date specified. At the closing Buyer shall tender to Seller payment in the amount of the specified Purchase Price for the shares to be purchased under this Agreement. Seller shall simultaneously tender to Buyer certificates for the specified number of shares of the Common Stock of Cove with stock powers attached. Said certificates shall be free and clear of any restriction except such as may be imposed under the Securities Act of 1933.

         6. This Agreement shall be construed under the laws of the State of California.

         7. All representations and warranties in this Agreement shall survive the closing.

         8. This Agreement constitutes the entire, complete and final expression of the agreement of the parties relating to the subject matter hereof and supersedes all previous communications and agreements thereon, oral or written.

                           COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Purchase Agreement ("the Agreement") dated on August 29, 2005, among the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement. This Agreement may be executed in separate counterparts which together constitute one and the same agreement.


                                       BUYER:

                                       J.E. Spanier
                                       ------------------------------------


Dated  8/29/05                         By: /s/  J.E. Spanier
                                       ----------------------------
                                       (Signature) J.E. Spanier

                                       SELLER:

                                       Shawn Peterson
                                       ------------------------------------
8/29/05                                By:  /s/ Shawn Peterson




Number of Shares Sold:   1,385,396

Purchase Price ($13,424.13)

Closing Date:  August 29, 2005

Exh 10.3




                            SHARE PURCHASE AGREEMENT


To:   The Seller(s) listed on the Counterpart
      Signature Page hereof ("Seller")

From: The Buyer(s) listed on the Counterpart
      Signature Page hereof ("Buyer")

Re:   Purchase of shares that are common stock (the "Common Stock") of
Cove Apparel, Inc., a Nevada corporations ("Cove"), pursuant to this Share Purchase Agreement (the "Agreement")

                                   RECITALS:

         WHEREAS, Buyer (as defined herein) wishes to purchase and Seller wishes to sell Common Stock of Cove; and

         WHEREAS, Cove is entering into a reorganization, merger or acquisition with Euroseas Acquisition Corporation, a Delaware corporation, which is a wholly owned subsidiary of Euroseas, Ltd., a Marshall Island Corporations (the "Acquirer":, which may or may not be beneficial to Cove and its stockholders (the "Reorganization Transaction"); and

         NOW, THEREFORE, the parties hereto do hereby agree as follows:

         A. Seller represents and warrants that there are 10,480,500 total shares of Commons Stock of Cove outstanding and Seller is the legal owner of 4,500,000 of these Common Stock shares of Cove. Seller agrees to sell 1,609,209 of these Common Stock shares as indicated on the Counterpart Signature Page. Seller wishes to sell to Buyer at an aggregate purchase price as indicated on the Counterpart Signature Page, and Buyer wishes to purchase from Seller at an aggregate purchase price as indicated on the Counterpart Signature Page.

         B. Seller represents and warrants that: (i) Cove is a publicly-held company engaged in apparel sales, having previously and lawfully offered and sold a portion of is securities in accordance with applicable federal and state securities laws, rules and regulations and is in good standing the state of its incorporation and in all other jurisdictions where it does business and (ii) Cove files reports with the Securities and Exchange Commission under Section 13 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), is current on all its reports and filings and Seller and Buyer have been provided with access to all reports of Cove via the EDGAR system of the SEC that have been filed by or with respect to Cove during the past 12 months and longer.

         C. Seller represents and warrans that all material information respecting the past, present and proposed business operations of Cove, its management, financial position or otherwise in any such filings and reports is comlete and correct and that Seller is not aware of any liability relating to Cove's business or operations which has not been set forth in the financial statement as reported in Cove's most recently filed 10QSB or other applicable reporting document and that there is not any present or threatened or proposed litigation by or against Cove.

         D. Seller represents and warrants that this Agreement is valid and enforceable by its terms and execution of the Agreement will not result in violation of any other agreement and that consummation of this Agreement will not result in a breach of any shareholder agreement of buy-sell agreement executed amount the shareholders of Cove.

         E. Seller and Buyer are aware that there is no current "established trading market" for the Common Stock of Cove which Common Stock is quoted on the OTC Bulletin Board of the National Association of Securities Dealers, Inc., (the "NASD") under the symbol "CVAP.OB" and that it is uncertain at this time whether there will be any future market for the Common Stock of Cove; and that the purchase price being paid for the Cove Common Stock bears no relationship to assets, book value or other established criteria of value. Seller and Buyer are also aware of the imminent Reorganization Transaction.

         F. If there is or have been any increases in the number of shares held by Seller due to stock splits or similar events, the number of shares to be sold to buyer will be adjusted upward accordingly with no increase in the purchase price. Seller represents and warrants that there have been no such changes before the date hereof.

         G. Buyer represents and warrants the following as an additional inducement for the offer outlined in this Agreement to purchase the Common Stock of Seller covered by this Agreement, to-wit:

                  (i) Buyer is not relying on any representation of warranty of Seller whatsoever, except those representations and warranties contained in this Agreement;

                  (ii) Buyer has conducted Buyer's own investigation of the risks and merits of an investment in Cove by reviewing its annual and quarterly filings and registration statements contained in the Edgar achieves of the Securities and Exchange Commission;

                  (iii) Buyer or its principals is an "accredited investor" as that term is known or defined under applicable United States securities laws, and/or is fully capable of evaluating the risks and merits associated with the execution of this Agreement and the purchase of this Common Stock hereunder, without qualification;

                  (iv) Buyer has full power and authority to execute and deliver this Agreement, without qualification;

                  (v) Buyer is purchasing the Common Stock for Buyer's account only;

                  (vi) Buyer will fully comply with all provisions of United States and state securities laws, in the resale of any of the Common Stock acquired hereunder, and will timely make all the required filings regarding beneficial ownership of the Common Stock with the Securities and Exchange Commission, as may be applicable; and

                  (vii) Buyer agrees and understands that the amount being paid by Buyer for the shares may be more or less than other Cove shareholders may be selling their stock in similar transactions.

         H. Seller represents, warrants and agrees that Buyer has not made and Seller is not relying on any representation of warranty of Buyer whatsoever, except those representations and warranties contained in this Agreement; and that Seller has conducted his own investigation of the proposed Reorganization Transaction, including without limitation that Seller has received and reviewed financial statements of the Eurobulk Group of Companies (predecessor of the Acquiror) for the years ended December 31, 2004 and 2003, the Term Sheet between Cove and Eurobulk Ltd. Dated April 20, 2005 and the draft copy of the Form 8-K of Cove dated June 2005 and the draft of Agreement and Plan of Merger dated June 17, 2005 for the proposed Reorganization Transaction. Without limitation of the above, Seller acknowledges that instead of raising $50 million or more as mentioned in said Term Sheet, the actual amount raised might be only $25 million or less.

         Accordingly, the parties hereto (subject to both parties' signatures below) agree as follows:

         1. Buyer hereby offers to purchase from Seller the shares of Common Stock of Cove as indicated on the Counterpart Signature Page, free and clear of any liens, encumbrances and/or other restrictions whatsoever and Seller agrees to sell to Buyer the shares of Common Stock of Cove owned by Seller as indicated on the Counterpart Signature Page, free and clear of any such liens, encumbrances and/or restrictions whatsoever.

         2. The purchase price of the Common Stock shall be as indicated on the Counterpart Signature Page, payable on delivery of the Common Stock by Seller to Buyer for purchase and sale under this Agreement.

         3. Certificates representing the Common Stock shall be delivered to Buyer in exchange for payment by Buyer and Seller of the amounts required herein from funds to be deposited by Buyer for the purchase and sale of the Common Stock, which payment shall be subject to the transfer of the Common Stock into Buyers's name and delivery of the stock certificate or certificates representing the common Stock to Buyer, which stock certificate shall bear no restriction or notation, except as may be required to comply with the Securities and Exchange Act of 1933;

         4. By acceptance of this offer, Seller hereby covenants and warrants:

                  (i) That Seller has the right to sell, transfer, convey and assign the Common Stock, without qualification; subject to such restrictions as may be required to comply with the Securities and Exchange Act of 1933;

                  (ii) That the shares being sold under this Agreement are fully paid and non-assessable; and

                  (iii) That Seller has done no act to encumber, hypothecate or cause liens on the Common Stock and the shares are free and clear of any liens, encumbrances and restrictions.

         5. A closing under the terms of this Agreement shall take place on or about the closing date specified. At the closing Buyer shall tender to Seller payment in the amount of the specified Purchase Price for the shares to be purchased under this Agreement. Seller shall simultaneously tender to Buyer certificates for the specified number of shares of the Common Stock of Cove with stock powers attached. Said certificates shall be free and clear of any restriction except such as may be imposed under the Securities Act of 1933.

         6. This Agreement shall be construed under the laws of the State of California.

         7. All representations and warranties in this Agreement shall survive the closing.

         8. This Agreement constitutes the entire, complete and final expression of the agreement of the parties relating to the subject matter hereof and supersedes all previous communications and agreements thereon, oral or written.

                           COUNTERPART SIGNATURE PAGE

This Counterpart Signature Page for that certain Share Purchase Agreement ("the Agreement") dated on August 29, 2005, among the undersigned, by which the undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement. This Agreement may be executed in separate counterparts which together constitute one and the same agreement.


                                       BUYER:

                                       Olive Grove, LLC.
                                       ------------------------------------


Dated  8/29/05                         By: /s/  Peter Geddes
                                       ----------------------------
                                       (Signature) Peter Geddes, Managing Member

                                       SELLER:

                                       Shawn Peterson
                                       ------------------------------------
8/29/05                                By:  /s/ Shawn Peterson




Number of Shares Sold:   1,609,209

Purchase Price ($13,157.71)

Closing Date:  August 29, 2005

10.4  Olive Grove, LLC




                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made this 25th day of August, 2005, by and among Olive Grove, LLC ("Pledgor"), EUROSEAS LTD., a Marshall Islands corporation ("Euroseas") and M&T TRUST COMPANY OF DELAWARE, a Delaware limited purpose trust company, as collateral agent (the "Collateral Agent").

                                 R E C I T A L S

         WHEREAS, reference is made to that certain Agreement and Plan of Merger by and among Cove Apparel, Inc. ("Cove"), the Principals of Cove Apparel, Inc. (the "Cove Principals"), Euroseas Ltd. and Euroseas Acquisition Company, Inc., dated August 25, 2005, hereinafter referred to as the "Merger Agreement;"

         WHEREAS, Section 9.2(b) of the Merger Agreement provides for the indemnification of Euroseas by the Cove Principals, as therein defined;

         WHEREAS, in order to secure the obligations of the Cove Principals to Euroseas under Section 9.2(b) of the Merger Agreement, Pledgor desires to provide for the deposit of the collateral hereinafter described, and to pledge such collateral to Euroseas as security for the obligations of Cove Principals under Section 9.2(b) of the Merger Agreement; and

         WHEREAS, capital terms used herein but not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. As security for the obligations of the Cove Principals to Euroseas under Section 9.2(b) of the Merger Agreement, Pledgor hereby pledges, assigns, transfers, sets over and delivers to Euroseas, and grants to Euroseas a continuing, first priority security interest in all of Pledgor's right, title and interest in the number of shares of Euroseas Common Stock set forth on Schedule A hereto whether now owned or hereafter acquired (the "Pledged Share Amount") (whether such shares are received by Pledgor as the Per Share Merger Consideration pursuant to the Merger Agreement, in private transactions, open market transactions, or otherwise). In connection with the Merger, Pledgor hereby agrees to promptly take all such actions as are required under the Merger Agreement to exchange any and all of its shares of Cove Common Stock for the Per Share Merger Consideration and hereby irrevocably instructs and authorizes Euroseas, on Pledgor's behalf, to deliver directly to the Collateral Agent, share certificates (with accompanying stock powers duly endorsed in blank) for the applicable number of shares of Euroseas Common Stock issued as the Per Share Merger Consideration and to be pledged hereunder to satisfy the Pledged Share Amount. Notwithstanding anything to the contrary contained herein, if such number of shares issued as the Per Share Merger Consideration are not sufficient to satisfy the Pledged Share Amount, Pledgor hereby agrees to deliver directly to the Collateral Agent share certificates (with accompanying stock powers duly endorsed in blank) for such additional number of shares of Euroseas Common Stock as are necessary to satisfy the Pledged Share Amount (whether such shares have been or are required to be purchased in private transactions, open market transactions or otherwise and all shares delivered hereunder to the Collateral Agent, together with all adjustments to such shares resulting from any reclassification, readjustment or other change in the capital structure of Euroseas, are hereinafter referred to as the "Pledged Shares"); provided, however, that in all events, there shall be delivered to the Collateral Agent initially at least two certificates, one evidencing 40% of the Pledged Shares and the other evidencing 60% of the Pledged Shares. The Collateral Agent shall hold the Pledged Shares for the benefit of Euroseas in a separate trust or custodial account containing only the Pledged Shares from Pledgor and no other pledgor.

         2. While the Collateral Agent is the holder of the Pledged Shares, Pledgor shall have the right to vote the Pledged Shares at meetings of the stockholders (or in action by consent) of Euroseas so long as (a) there is no default in the terms of this Pledge Agreement (a "Default") and (b) no written notice of a claim for indemnification under Section 9.2(b) of the Merger Agreement (a "Claim Notice") has been sent by Euroseas to the Collateral Agent and Pledgor. After any such Default, and prior to the cure, if any, thereof, or after receipt of any Claim Notice, Pledgor shall not have the right to vote the Pledged Shares at any such meeting (or action by consent) of the stockholders.

         3. The Pledged Shares shall be subject to the following release schedule. Except as provided below, without any instruction or consent from Euroseas, on the first anniversary of the Effective Time, 40% of the Pledged Shares shall be released to Pledgor and will no longer be subject to this Pledge Agreement; provided, however, that if at any time prior to such first anniversary, (i) there occurs a Default hereunder or (ii) Euroseas provides a Claim Notice to the Cove Principals in accordance with Section 9.3 of the Merger Agreement and to the Collateral Agent and Pledgor and, in the case of (i) and
(ii), subsequently files a lawsuit within 60 days thereafter (even if the filing date is after such first anniversary), then no Pledged Shares shall be released until (i) such Default is either cured or waived in writing, or (ii) all such claims have been finally settled or brought to final non-appealable judgment (as the case may be). Except as provided below, the balance of the Pledged Shares shall be released to Pledgor and will no longer be subject to this Pledge Agreement on the 18-month anniversary of the Effective Time; provided, however, that if at any time prior to the 18-month anniversary, (i) there occurs a Default hereunder, or (ii) Euroseas provides a Claim Notice to the Cove Principals in accordance with Section 9.3 of the Merger Agreement and to the

Collateral Agent and Pledgor and, in the case of (i) and (ii), subsequently files a lawsuit within 60 days thereafter (even if the filing date is after such 18-month anniversary), then no such Pledged Shares (other than those previously released hereunder) shall be released until (i) such Default is either cured or waived in writing or (ii) all such claims have been finally settled or brought to final non-appealable judgment. Upon the later of (i) the 18-month anniversary of the Effective Time, and (ii) the date Pledgor and Euroseas certifies in writing to the Collateral Agent that either (x) all Defaults are either waived or cured or (y) all indemnification claims are finally resolved with respect to claims that were given pursuant to timely Claim Notices and timely filed as lawsuits, all Pledged Shares then remaining that have not been used to satisfy Pledgor's indemnification obligations hereunder, shall be released to Pledgor.

         4. If at any time a Claim Notice is provided by Euroseas pursuant hereto, and at any time Pledgor does not wish to contest the claim or no longer wishes to contest the claim, then Pledgor shall have the right (but not the obligation) to settle the claim by doing one of the following (and Euroseas shall cooperate in the same and give a binding settlement agreement/instruction to give effect to the same and to release Pledgor's obligations and any remaining Pledged Shares shall not be subject to such claim): (a) cause the Collateral Agent to distribute to Euroseas the number of Pledged Shares necessary to pay off the claim, or (b) pay to Euroseas the claim in cash and cause the Collateral Agent immediately release to Pledgor (and released from the pledge hereunder) a portion of the Pledged Shares (with the number of shares to be so released under (a) or (b) of this sentence to be based on the claim so paid, using a then-current valuation of the shares, based on the following valuation: (i) if the Euroseas Shares are listed for trading on a national securities exchange or are quoted on the Nasdaq National Market or Nasdaq

SmallCap Market, then the fair market value shall be the closing price of a share over the 30-day period immediately preceding the date the final amount of the indemnification obligation is determined; (ii) if the Euroseas Shares are quoted on the over the counter market, then the fair market value of a share shall be the average of the closing bid price and asked price over the 30-day period immediately preceding the date the final amount of the indemnification obligation is determined; and (iii) otherwise the fair market value of a share shall be as determined in good faith by the Board of Directors of Euroseas and notice thereof given to the Collateral Agent. If and only if a claim is not so settled with Pledgor in Pledgor's sole and absolute discretion under the preceding sentence, then Euroseas may exercise the right to collect against the Pledged Shares by causing the requisite number of shares to be sold by the Collateral Agent at available market prices on the public securities market on which the shares customarily are traded, and if not so traded, by causing the Collateral Agent to engage an investment banking firm to find one or more buyers for such shares, but only if (1) Euroseas actually delivered a timely Claim Notice and timely filed a lawsuit, (2) Pledgor is given the right to defend the claim with counsel of its choice, provided that Pledgor promptly acknowledges in writing to Euroseas (with a copy to the Collateral Agent) that it is electing to defend such claim and selects counsel reasonably acceptable to Euroseas, and (3) after compliance with (1) and (2) of this sentence, Euroseas actually settles or obtains a final non-appealable judgment on the claim, and, provided, further, that if Pledgor has defended such claim, then any settlement by Euroseas must have been with the consent of Pledgor, which consent shall not be unreasonably withheld or delayed. In the event that the shares are not publicly traded and the Collateral Agent retains an investment banking firm and such firm cannot locate a suitable buyer within 30 days after being retained, then the value of the Euroseas Shares shall be determined in accordance with clause (iii) above. Upon written receipt from the Board of Directors of Euroseas of such valuation, the Collateral Agent shall distribute to Euroseas the number of Pledged Shares necessary to pay off the claim. At any time prior to a judgment being entered for the benefit of Euroseas, Pledgor shall have the option to cause payment in accordance with (a) or (b) of this paragraph 5. In the case of any such settlement, Pledgor shall be given a release and that claim shall have no force or effect against Pledgor or the remaining Pledged Shares.

         Payment by Pledgor, acquiescence in the sale, or transfer of Pledged Shares shall not constitute evidence of or an admission that the Euroseas claim is valid or tenable. Before a lawsuit is filed, Euroseas shall give written notice to Pledgor (with a copy to the Collateral Agent) that a claim is being asserted, the amount involved and a description of the facts with related documentation (such as copies of invoices) and shall in good faith attempt to resolve the asserted claim.

         5. Pledgor represents and warrants to Euroseas that: (a) it is the sole legal and beneficial owner of, and has good title to, and has full right to pledge and assign, the Pledged Shares in which it purports to grant a security interest hereunder; (b) no lien, security interest or other encumbrance exists or will exist upon any such Pledged Shares at any time except the pledge and security interest in favor of Euroseas created or provided for herein, which pledge and security interest constitutes a perfected pledge and security interest in and to all of such Pledged Shares; (c) this Pledge Agreement constitutes the legal, valid and binding obligation enforceable against Pledgor; and (d) the execution, delivery and performance by Pledgor of this Pledge Agreement does not and will not result in the breach of any agreement, indenture, instrument to which Pledgor is a party, any law or statute, or any judgment, degree or order entered into in a proceeding to which Pledgor is or was a party. Pledgor further represents and warrants that (i) Pledgor's true exact legal name is that set forth on the signature page hereof, (ii) the social security number or taxpayer identification number of Pledgor is 20-3348023, and
(iii) Pledgor's primary residence or address of its chief executive office is P.O. Box 5303, Beverly Hills, California 90209.

         6. Pledgor: (a) hereby consents to the filing of financing statements and other documents in such offices as Euroseas requests to perfect the security interest granted hereunder if in Euroseas' judgment any such filings are necessary or desirable; (b) shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of Euroseas) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable Euroseas to exercise and enforce its rights hereunder with respect to such security interest; and (c) shall warrant and defend at its own expense Euroseas' right, title, special property and security interests in and to the Pledged Shares against the claims of any person or entity.

         7. Pledgor shall not, without the prior written consent of Euroseas:
(i) sell, convey or otherwise dispose of any of the Pledged Shares or any interest therein; (ii) incur or permit to be incurred any pledge, lien, charge, or encumbrance or any security interest whatsoever in or with respect to any of the Pledged Shares, other than the security interest created hereby; or (iii) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement, or file or authorize any like instrument, with respect to the Pledged Shares in which Euroseas is not named as the sole secured party.

         8. Except for the Pledged Shares that are being pledged to satisfy the indemnity obligations under the Merger Agreement and to satisfy any claims against Pledgor under this Pledge Agreement, notwithstanding anything to the contrary herein or elsewhere, Pledgor itself (and its direct and indirect owners) shall have absolutely no obligation or liability to Euroseas or any persons or entities affiliated with Euroseas relating to the transactions which are the subject of the Merger Agreement. Pledgor's obligations under this Pledge Agreement, including, but not limited to, any liability for attorney's fees and expenses, investment banking fees, etc., shall be non-recourse and shall be limited solely to the Pledged Shares and the proceeds thereof and Pledgor shall have no personal liability under this Pledge Agreement.

         9. Cash or stock dividends paid on the Pledged Shares shall be the sole property of Pledgor and shall not be subject to the Pledge Agreement and shall be promptly released to Pledgor upon receipt by the Collateral Agent notwithstanding anything to the contrary herein or elsewhere, and notwithstanding any claim asserted by Euroseas and/or any contrary instructions by Euroseas. Notwithstanding the foregoing, if during the term of this Pledge Agreement any stock split, reclassification, readjustment or other change is declared or made in the capital structure of Euroseas, all new, substituted and additional shares, or other securities, issued in respect of the Pledged Shares by reason of any such change or exercise shall constitute Pledged Shares hereunder and shall be delivered to and held by the Collateral Agent under the terms of this Pledge Agreement in the same manner as the Pledged Shares originally pledged hereunder.

         10. After a Default or after a Claim Notice has been timely served, Pledgor hereby irrevocably appoints Euroseas as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, from time to time in Euroseas' discretion, to take any action and to execute any instrument which Euroseas may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to file any claims or take any action or institute any proceedings which Euroseas may deem necessary or desirable for the collection of any of the Pledged Shares or otherwise to enforce the rights of Euroseas with respect to any of the Pledged Shares. Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this section is irrevocable and coupled with an interest.

         11. Notwithstanding anything to the contrary contained herein, Pledgor hereby irrevocably appoints Peter Geddes ("Pledgor's Representative"), as Pledgor's representative, attorney-in-fact and agent, with full power of substitution (i) to act in the name, place and stead of such Pledgor with respect to any lawsuit or other proceeding involving this Pledge Agreement, (ii) to act for such Pledgor with regard to matters pertaining to indemnification referred to in this Pledge Agreement, including the power to compromise any claim on behalf of such Pledgor, to bring and transact matters of litigation; and (iii) to give and receive all notices and communications to be given or received under this Pledge Agreement and to receive service of process in connection with any claims under this Pledge Agreement with respect to any of the foregoing. If Peter Geddes dies or otherwise becomes incapacitated and unable to serve as Pledgor's Representative, Pledgor and all other pledgors executing similar pledge agreements in favor of Euroseas shall appoint a new Pledgor's Representative and shall give notice thereof to Euroseas and the Collateral Agent. The death or incapacity of Pledgor shall not terminate the agency and power of attorney granted hereby to the Pledgor's Representative. The appointment of Pledgor's Representative shall be deemed coupled with an interest and shall be irrevocable and Euroseas and the Collateral Agent and any other person may conclusively and absolutely rely, without inquiry, upon any action of Pledgor's Representative, as the action of Pledgor in all maters referred to herein. All actions, decisions and instructions of Pledgor's Representative shall be conclusive and binding upon Pledgor and Pledgor shall not have any cause of action against Pledgor's Representative for any action taken or not taken by Pledgor's Representative in his role as such, except for any action or omission taken or made fraudulently or in bad faith with respect to Pledgor. All reasonable out-of-pocket fees and expenses (including fees payable to counsel and other professional fees) incurred by Pledgor's Representative in connection with performing such function shall be paid by Pledgor.

         12. The parties hereto agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Collateral Agent:

          a) The Collateral Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto. This Pledge Agreement sets forth all of the obligations of the Collateral Agent, and no additional obligations shall be implied from the terms of this Pledge Agreement or any other agreement, instrument or document.

          b) The Collateral Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgement or order. The Collateral Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

          c) Each of the parties, jointly and severally, agrees to reimburse the Collateral Agent on demand for, and to indemnify and hold the Collateral Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys' fees, investment banker fees, stock transfer agent fees, costs and disbursements) that the Collateral Agent may suffer or incur in connection with this Pledge Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Collateral Agent shall have the further right at any time and from time to time hereunder to charge, and reimburse itself from, the property held in trust hereunder.

          d) The Collateral Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the parties, jointly and severally, agrees to reimburse the Collateral Agent on demand for such legal fees, disbursements and expenses and in addition, the Collateral Agent shall have the right hereunder to reimburse itself for such fees, disbursements and expenses from the property held in trust hereunder.

          e) The Collateral Agent shall give the property held in trust by it hereunder the same degree of care that it gives its own similar property.

          f) In the event of any disagreement between/among any of the parties to this Pledge Agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter hereof, or in the event that the Collateral Agent, in good faith, be in doubt as to what action it should take hereunder, the Collateral Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Collateral Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Collateral Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Collateral Agent shall have been notified thereof in writing signed by all such persons. The Collateral Agent shall have the option, after 30 calendar days' notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Collateral Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

g) The Collateral Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominees of any securities depository, and such nominee(s) may sign the name of any of the parties hereto to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities.

h)                Notice to the parties shall be given as provided in Paragraph
                  14 alone.

i) The Collateral Agent shall make payments of dividends (cash or stock) paid on the Pledged Shares to the Pledgor. The Pledgor shall provide to the Collateral Agent an appropriate W-9 form for tax identification number certification or a W8 form for non-resident alien certification. The Collateral Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to the dividends (cash or stock) paid on the Pledged Shares.

          j) The Collateral Agent may, in its sole discretion, resign and terminate its position hereunder at any time following 30 calendar days' prior written notice to the other parties to this Pledge Agreement. Any such resignation shall terminate all obligations and duties of the Collateral Agent hereunder. On the effective date of such resignation, the Collateral Agent shall deliver this Pledge Agreement, together with the Pledged Shares still in its possession and any and all other related instruments or documents, to any successor Collateral Agent agreeable to the parties, subject to this Pledge Agreement. If a successor Collateral Agent has not been appointed prior to the expiration of 30 calendar days following the date of the notice of such resignation, the then acting Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Pledge Agreement.

          k) The Collateral Agent shall receive the fees provided in Schedule B annexed hereto upon the parties' execution of this Pledge Agreement.

          l) Any modification of this Pledge Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto.

          m) The Collateral Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, but not limited to, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

          n) No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "M&T Trust Company of Delaware" or "M&T Bank" by name or the rights, powers, or duties of the Collateral Agent under this Pledge Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Collateral Agent.

         13. Euroseas and Pledgor shall be jointly and severally responsible for payment, upon demand, of all fees, charges and expenses (including, but not limited to, attorneys fees, investment banker fees, stock transfer agent fees, etc.) of the Collateral Agent. At the time of execution hereof, Euroseas and Pledgor shall pay to or reimburse the Collateral Agent for the fees on Schedule A and all legal fees and expenses incurred by the Collateral Agent in connection with its agreement to act as Collateral Agent and its negotiation and execution of this Pledge Agreement.

         14. All notices delivered pursuant to this Pledge Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally upon the person to whom notice is to be given, or on the third calendar day after mailing, if mailed to the person to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:


                  If to Euroseas:

                  Euroseas Ltd.
                  Aethrion Center
                  40 Ag Konstantinou Street
                  151 24 Maroussi
                  Greece
                  Attn:  Aristides Pittas
                  Telephone: 011 30 210 610 5110
                  Facsimile: 011 30 210 610 5111

                  with a copy to:

                  Seward & Kissel LLP
                  One Battery Park Plaza
                  New York, New York 10004
                  Attn: Lawrence Rutkowski
                  Telephone: 212-574-1206
                  Facsimile: 212-480-8421

                  If to Pledgor:
                  Olive Grove, LLC
                  P.O. Box 5303
                  Beverly Hills, California 90209
                  Attn:  Peter Geddes
                  Telephone: 310-553-7604
                  Facsimile: 310-553-7680

                  With a copy to:

                  Kirkpatrick & Lockhart Nicholson Graham LLP
                  10100 Santa Monica Boulevard, Seventh Floor
                  Los Angeles, California  90067
                  Attn: Leib Orlanski
                  Telephone: 310-552-5044
                  Facsimile: 310-552-5001

                  If to Collateral Agent:

                  M&T Trust Company of Delaware
                  1220 North Market Street
                  Suite 202
                  Wilmington, Delaware  19801
                  Attn:  Robert D. Brown
                  Telephone:  (302) 651-1000
                  Facsimile:   (302) 636-4140

                  with a copy to:

                  Patrick K. Cameron, Esquire
                  Ober, Kaler, Grimes & Shriver
                  120 E. Baltimore Street
                  Baltimore, Maryland  21202
                  Telephone:  (410) 685-1120
                  Facsimile:   (410) 547-0699

                  If to Pledgor's Representative:
                  Peter Geddes
                  c/o Olive Grove, LLC
                  P.O. Box 5303 Beverly Hills, California 90209 Attn: Peter Geddes Telephone: 310-553-7604 Facsimile: 310-553-7680

         Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         15. No waiver of any of the provisions of this Pledge Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         16. In the event of a dispute between the parties hereto arising out of the terms, conditions or obligations imposed by this Pledge Agreement or any claim asserted hereunder, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and expenses incurred in connection therewith. Any obligation Pledgor has under this paragraph will be limited solely to the collateral under this Pledge Agreement and the proceeds thereof. Further if Pledgor settles a claim, then Pledgor shall not be required to bear any attorneys fees or costs or expenses incurred after such settlement relating to such claim or incurred as a result of other pledgors (e.g., under similar pledge agreements) or the Cove Principals relating to such claim.

         17. Each party shall, at the request of the other, execute, acknowledge and deliver whatever additional instruments and do such other acts, as may be reasonably required or convenient in order to accomplish and carry forward the intent and purposes of this Pledge Agreement, including, but not limited to, arranging for the exchange of any and all of Pledgor's Cove Common Stock for the Per Share Merger Consideration and causing such Euroseas Common Stock to be pledged hereunder.

         18. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law principles. Each party hereto irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York.

         19. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS ARISING OUT OF OR RELATED TO THE PLEDGED SHARES OR THIS PLEDGE AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OTHER PARTY ENTERING INTO THIS PLEDGE AGREEMENT. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES AGAINST THE OTHER PARTIES ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT.

         20. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns; provided, however, that neither Euroseas nor Pledgor may assign or transfer its rights or obligations hereunder without the prior written consent of the other.

         21. This Pledge Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Facsimile signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto.

         22. In the event of any inconsistencies between the terms set forth in this Pledge Agreement and the terms set forth in the Merger Agreement, the terms set forth in this Pledge Agreement shall prevail.

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement on the day and year first above written.

                        PLEDGOR

                        By: /s/ Peter G. Geddes, Managing Member
                        ------------------------------------------


                        EUROSEAS LTD.

                        By:  /s/ Aristides Pittas
                        ------------------------------
                        M&T TRUST COMPANY OF DELAWARE,
                        as Collateral Agent


                        By:
                             -------------------------------
                               Robert D. Brown
                               Vice President

                        PLEDGOR'S REPRESENTATIVE, solely as to the provisions of paragraph 11


                        By: /s/ Peter G. Geddes
                        ------------------------------------
                         Peter G. Geddes

                                                                   Schedule A to
                                                          Stock Pledge Agreement
                                                          ----------------------



Number of Shares to be Pledged
------------------------------
82,850

                                                                   Schedule B to
                                                          Stock Pledge Agreement
                                                          ----------------------




         Acceptance Fee                      $  5,000
         Collateral Agent Fee for 18 months
                                             $  7,500
                                             =========
                                             $ 12,500

                                Peter G. Geddes
                                 P.O. Box 5303
                          Beverly Hills, Ca 90209-5303



September 2, 2005

Tasos Aslides, CFO
Euroseas, Ltd.
2693 Far View Dr.
Mountainside, New Jersey 07092

Re. Pledge Agreement



Dear Mr. Aslides:

Please be advised I am no longer acting as the Pledgor's Representative.




Sincerely,

/s/ Peter G. Geddes
---------------------------
Peter G. Geddes

10.5   Seward Ave Partners, LLC


                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made this 25th day of August, 2005, by and among Seward Ave Partners LLC ("Pledgor"), EUROSEAS LTD., a Marshall Islands corporation ("Euroseas") and M&T TRUST COMPANY OF DELAWARE, a Delaware limited purpose trust company, as collateral agent (the "Collateral Agent").

                                 R E C I T A L S

         WHEREAS, reference is made to that certain Agreement and Plan of Merger by and among Cove Apparel, Inc. ("Cove"), the Principals of Cove Apparel, Inc. (the "Cove Principals"), Euroseas Ltd. and Euroseas Acquisition Company, Inc., dated August 25, 2005, hereinafter referred to as the "Merger Agreement;"

         WHEREAS, Section 9.2(b) of the Merger Agreement provides for the indemnification of Euroseas by the Cove Principals, as therein defined;

         WHEREAS, in order to secure the obligations of the Cove Principals to Euroseas under Section 9.2(b) of the Merger Agreement, Pledgor desires to provide for the deposit of the collateral hereinafter described, and to pledge such collateral to Euroseas as security for the obligations of Cove Principals under Section 9.2(b) of the Merger Agreement; and

         WHEREAS, capital terms used herein but not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

         NOW, THEREFORE, the parties agree as follows:

         1. As security for the obligations of the Cove Principals to Euroseas under Section 9.2(b) of the Merger Agreement, Pledgor hereby pledges, assigns, transfers, sets over and delivers to Euroseas, and grants to Euroseas a continuing, first priority security interest in all of Pledgor's right, title and interest in the number of shares of Euroseas Common Stock set forth on Schedule A hereto whether now owned or hereafter acquired (the "Pledged Share Amount") (whether such shares are received by Pledgor as the Per Share Merger Consideration pursuant to the Merger Agreement, in private transactions, open market transactions, or otherwise). In connection with the Merger, Pledgor hereby agrees to promptly take all such actions as are required under the Merger Agreement to exchange any and all of its shares of Cove Common Stock for the Per Share Merger Consideration and hereby irrevocably instructs and authorizes Euroseas, on Pledgor's behalf, to deliver directly to the Collateral Agent, share certificates (with accompanying stock powers duly endorsed in blank) for the applicable number of shares of Euroseas Common Stock issued as the Per Share Merger Consideration and to be pledged hereunder to satisfy the Pledged Share Amount. Notwithstanding anything to the contrary contained herein, if such number of shares issued as the Per Share Merger Consideration are not sufficient to satisfy the Pledged Share Amount, Pledgor hereby agrees to deliver directly to the Collateral Agent share certificates (with accompanying stock powers duly endorsed in blank) for such additional number of shares of Euroseas Common Stock as are necessary to satisfy the Pledged Share Amount (whether such shares have been or are required to be purchased in private transactions, open market transactions or otherwise and all shares delivered hereunder to the Collateral Agent, together with all adjustments to such shares resulting from any reclassification, readjustment or other change in the capital structure of Euroseas, are hereinafter referred to as the "Pledged Shares"); provided, however, that in all events, there shall be delivered to the Collateral Agent initially at least two certificates, one evidencing 40% of the Pledged Shares and the other evidencing 60% of the Pledged Shares. The Collateral Agent shall hold the Pledged Shares for the benefit of Euroseas in a separate trust or custodial account containing only the Pledged Shares from Pledgor and no other pledgor.

         2. While the Collateral Agent is the holder of the Pledged Shares, Pledgor shall have the right to vote the Pledged Shares at meetings of the stockholders (or in action by consent) of Euroseas so long as (a) there is no default in the terms of this Pledge Agreement (a "Default") and (b) no written notice of a claim for indemnification under Section 9.2(b) of the Merger Agreement (a "Claim Notice") has been sent by Euroseas to the Collateral Agent and Pledgor. After any such Default, and prior to the cure, if any, thereof, or after receipt of any Claim Notice, Pledgor shall not have the right to vote the Pledged Shares at any such meeting (or action by consent) of the stockholders.

         3. The Pledged Shares shall be subject to the following release schedule. Except as provided below, without any instruction or consent from Euroseas, on the first anniversary of the Effective Time, 40% of the Pledged Shares shall be released to Pledgor and will no longer be subject to this Pledge Agreement; provided, however, that if at any time prior to such first anniversary, (i) there occurs a Default hereunder or (ii) Euroseas provides a Claim Notice to the Cove Principals in accordance with Section 9.3 of the Merger Agreement and to the Collateral Agent and Pledgor and, in the case of (i) and
(ii), subsequently files a lawsuit within 60 days thereafter (even if the filing date is after such first anniversary), then no Pledged Shares shall be released until (i) such Default is either cured or waived in writing, or (ii) all such claims have been finally settled or brought to final non-appealable judgment (as the case may be). Except as provided below, the balance of the Pledged Shares shall be released to Pledgor and will no longer be subject to this Pledge Agreement on the 18-month anniversary of the Effective Time; provided, however, that if at any time prior to the 18-month anniversary, (i) there occurs a Default hereunder, or (ii) Euroseas provides a Claim Notice to the Cove Principals in accordance with Section 9.3 of the Merger Agreement and to the

Collateral Agent and Pledgor and, in the case of (i) and (ii), subsequently files a lawsuit within 60 days thereafter (even if the filing date is after such 18-month anniversary), then no such Pledged Shares (other than those previously released hereunder) shall be released until (i) such Default is either cured or waived in writing or (ii) all such claims have been finally settled or brought to final non-appealable judgment. Upon the later of (i) the 18-month anniversary of the Effective Time, and (ii) the date Pledgor and Euroseas certifies in writing to the Collateral Agent that either (x) all Defaults are either waived or cured or (y) all indemnification claims are finally resolved with respect to claims that were given pursuant to timely Claim Notices and timely filed as lawsuits, all Pledged Shares then remaining that have not been used to satisfy Pledgor's indemnification obligations hereunder, shall be released to Pledgor.

         4. If at any time a Claim Notice is provided by Euroseas pursuant hereto, and at any time Pledgor does not wish to contest the claim or no longer wishes to contest the claim, then Pledgor shall have the right (but not the obligation) to settle the claim by doing one of the following (and Euroseas shall cooperate in the same and give a binding settlement agreement/instruction to give effect to the same and to release Pledgor's obligations and any remaining Pledged Shares shall not be subject to such claim): (a) cause the Collateral Agent to distribute to Euroseas the number of Pledged Shares necessary to pay off the claim, or (b) pay to Euroseas the claim in cash and cause the Collateral Agent immediately release to Pledgor (and released from the pledge hereunder) a portion of the Pledged Shares (with the number of shares to be so released under (a) or (b) of this sentence to be based on the claim so paid, using a then-current valuation of the shares, based on the following valuation: (i) if the Euroseas Shares are listed for trading on a national securities exchange or are quoted on the Nasdaq National Market or Nasdaq

SmallCap Market, then the fair market value shall be the closing price of a share over the 30-day period immediately preceding the date the final amount of the indemnification obligation is determined; (ii) if the Euroseas Shares are quoted on the over the counter market, then the fair market value of a share shall be the average of the closing bid price and asked price over the 30-day period immediately preceding the date the final amount of the indemnification obligation is determined; and (iii) otherwise the fair market value of a share shall be as determined in good faith by the Board of Directors of Euroseas and notice thereof given to the Collateral Agent. If and only if a claim is not so settled with Pledgor in Pledgor's sole and absolute discretion under the preceding sentence, then Euroseas may exercise the right to collect against the Pledged Shares by causing the requisite number of shares to be sold by the Collateral Agent at available market prices on the public securities market on which the shares customarily are traded, and if not so traded, by causing the Collateral Agent to engage an investment banking firm to find one or more buyers for such shares, but only if (1) Euroseas actually delivered a timely Claim Notice and timely filed a lawsuit, (2) Pledgor is given the right to defend the claim with counsel of its choice, provided that Pledgor promptly acknowledges in writing to Euroseas (with a copy to the Collateral Agent) that it is electing to defend such claim and selects counsel reasonably acceptable to Euroseas, and (3) after compliance with (1) and (2) of this sentence, Euroseas actually settles or obtains a final non-appealable judgment on the claim, and, provided, further, that if Pledgor has defended such claim, then any settlement by Euroseas must have been with the consent of Pledgor, which consent shall not be unreasonably withheld or delayed. In the event that the shares are not publicly traded and the Collateral Agent retains an investment banking firm and such firm cannot locate a suitable buyer within 30 days after being retained, then the value of the Euroseas Shares shall be determined in accordance with clause (iii) above. Upon written receipt from the Board of Directors of Euroseas of such valuation, the Collateral Agent shall distribute to Euroseas the number of Pledged Shares necessary to pay off the claim. At any time prior to a judgment being entered for the benefit of Euroseas, Pledgor shall have the option to cause payment in accordance with (a) or (b) of this paragraph 5. In the case of any such settlement, Pledgor shall be given a release and that claim shall have no force or effect against Pledgor or the remaining Pledged Shares.

         Payment by Pledgor, acquiescence in the sale, or transfer of Pledged Shares shall not constitute evidence of or an admission that the Euroseas claim is valid or tenable. Before a lawsuit is filed, Euroseas shall give written notice to Pledgor (with a copy to the Collateral Agent) that a claim is being asserted, the amount involved and a description of the facts with related documentation (such as copies of invoices) and shall in good faith attempt to resolve the asserted claim.

         5. Pledgor represents and warrants to Euroseas that: (a) it is the sole legal and beneficial owner of, and has good title to, and has full right to pledge and assign, the Pledged Shares in which it purports to grant a security interest hereunder; (b) no lien, security interest or other encumbrance exists or will exist upon any such Pledged Shares at any time except the pledge and security interest in favor of Euroseas created or provided for herein, which pledge and security interest constitutes a perfected pledge and security interest in and to all of such Pledged Shares; (c) this Pledge Agreement constitutes the legal, valid and binding obligation enforceable against Pledgor; and (d) the execution, delivery and performance by Pledgor of this Pledge Agreement does not and will not result in the breach of any agreement, indenture, instrument to which Pledgor is a party, any law or statute, or any judgment, degree or order entered into in a proceeding to which Pledgor is or was a party. Pledgor further represents and warrants that (i) Pledgor's true exact legal name is that set forth on the signature page hereof, (ii) the social security number or taxpayer identification number of Pledgor is 20-3348023, and
(iii) Pledgor's primary residence or address of its chief executive office is P.O. Box 5303, Beverly Hills, California 90209.

         6. Pledgor: (a) hereby consents to the filing of financing statements and other documents in such offices as Euroseas requests to perfect the security interest granted hereunder if in Euroseas' judgment any such filings are necessary or desirable; (b) shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of Euroseas) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable Euroseas to exercise and enforce its rights hereunder with respect to such security interest; and (c) shall warrant and defend at its own expense Euroseas' right, title, special property and security interests in and to the Pledged Shares against the claims of any person or entity.

         7. Pledgor shall not, without the prior written consent of Euroseas:
(i) sell, convey or otherwise dispose of any of the Pledged Shares or any interest therein; (ii) incur or permit to be incurred any pledge, lien, charge, or encumbrance or any security interest whatsoever in or with respect to any of the Pledged Shares, other than the security interest created hereby; or (iii) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement, or file or authorize any like instrument, with respect to the Pledged Shares in which Euroseas is not named as the sole secured party.

         8. Except for the Pledged Shares that are being pledged to satisfy the indemnity obligations under the Merger Agreement and to satisfy any claims against Pledgor under this Pledge Agreement, notwithstanding anything to the contrary herein or elsewhere, Pledgor itself (and its direct and indirect owners) shall have absolutely no obligation or liability to Euroseas or any persons or entities affiliated with Euroseas relating to the transactions which are the subject of the Merger Agreement. Pledgor's obligations under this Pledge Agreement, including, but not limited to, any liability for attorney's fees and expenses, investment banking fees, etc., shall be non-recourse and shall be limited solely to the Pledged Shares and the proceeds thereof and Pledgor shall have no personal liability under this Pledge Agreement.

         9. Cash or stock dividends paid on the Pledged Shares shall be the sole property of Pledgor and shall not be subject to the Pledge Agreement and shall be promptly released to Pledgor upon receipt by the Collateral Agent notwithstanding anything to the contrary herein or elsewhere, and notwithstanding any claim asserted by Euroseas and/or any contrary instructions by Euroseas. Notwithstanding the foregoing, if during the term of this Pledge Agreement any stock split, reclassification, readjustment or other change is declared or made in the capital structure of Euroseas, all new, substituted and additional shares, or other securities, issued in respect of the Pledged Shares by reason of any such change or exercise shall constitute Pledged Shares hereunder and shall be delivered to and held by the Collateral Agent under the terms of this Pledge Agreement in the same manner as the Pledged Shares originally pledged hereunder.

         10. After a Default or after a Claim Notice has been timely served, Pledgor hereby irrevocably appoints Euroseas as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, from time to time in Euroseas' discretion, to take any action and to execute any instrument which Euroseas may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to file any claims or take any action or institute any proceedings which Euroseas may deem necessary or desirable for the collection of any of the Pledged Shares or otherwise to enforce the rights of Euroseas with respect to any of the Pledged Shares. Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this section is irrevocable and coupled with an interest.

         11. Notwithstanding anything to the contrary contained herein, Pledgor hereby irrevocably appoints Peter Geddes ("Pledgor's Representative"), as Pledgor's representative, attorney-in-fact and agent, with full power of substitution (i) to act in the name, place and stead of such Pledgor with respect to any lawsuit or other proceeding involving this Pledge Agreement, (ii) to act for such Pledgor with regard to matters pertaining to indemnification referred to in this Pledge Agreement, including the power to compromise any claim on behalf of such Pledgor, to bring and transact matters of litigation; and (iii) to give and receive all notices and communications to be given or received under this Pledge Agreement and to receive service of process in connection with any claims under this Pledge Agreement with respect to any of the foregoing. If Peter Geddes dies or otherwise becomes incapacitated and unable to serve as Pledgor's Representative, Pledgor and all other pledgors executing similar pledge agreements in favor of Euroseas shall appoint a new Pledgor's Representative and shall give notice thereof to Euroseas and the Collateral Agent. The death or incapacity of Pledgor shall not terminate the agency and power of attorney granted hereby to the Pledgor's Representative. The appointment of Pledgor's Representative shall be deemed coupled with an interest and shall be irrevocable and Euroseas and the Collateral Agent and any other person may conclusively and absolutely rely, without inquiry, upon any action of Pledgor's Representative, as the action of Pledgor in all maters referred to herein. All actions, decisions and instructions of Pledgor's Representative shall be conclusive and binding upon Pledgor and Pledgor shall not have any cause of action against Pledgor's Representative for any action taken or not taken by Pledgor's Representative in his role as such, except for any action or omission taken or made fraudulently or in bad faith with respect to Pledgor. All reasonable out-of-pocket fees and expenses (including fees payable to counsel and other professional fees) incurred by Pledgor's Representative in connection with performing such function shall be paid by Pledgor.

         12. The parties hereto agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Collateral Agent:

          a) The Collateral Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto. This Pledge Agreement sets forth all of the obligations of the Collateral Agent, and no additional obligations shall be implied from the terms of this Pledge Agreement or any other agreement, instrument or document.

          b) The Collateral Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgement or order. The Collateral Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

          c) Each of the parties, jointly and severally, agrees to reimburse the Collateral Agent on demand for, and to indemnify and hold the Collateral Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys' fees, investment banker fees, stock transfer agent fees, costs and disbursements) that the Collateral Agent may suffer or incur in connection with this Pledge Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Collateral Agent shall have the further right at any time and from time to time hereunder to charge, and reimburse itself from, the property held in trust hereunder.

          d) The Collateral Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the parties, jointly and severally, agrees to reimburse the Collateral Agent on demand for such legal fees, disbursements and expenses and in addition, the Collateral Agent shall have the right hereunder to reimburse itself for such fees, disbursements and expenses from the property held in trust hereunder.

          e) The Collateral Agent shall give the property held in trust by it hereunder the same degree of care that it gives its own similar property.

          f) In the event of any disagreement between/among any of the parties to this Pledge Agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter hereof, or in the event that the Collateral Agent, in good faith, be in doubt as to what action it should take hereunder, the Collateral Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Collateral Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Collateral Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Collateral Agent shall have been notified thereof in writing signed by all such persons. The Collateral Agent shall have the option, after 30 calendar days' notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Collateral Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

          g) The Collateral Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominees of any securities depository, and such nominee(s) may sign the name of any of the parties hereto to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities.

          h) Notice to the parties shall be given as provided in Paragraph 14 alone.

          i) The Collateral Agent shall make payments of dividends (cash or stock) paid on the Pledged Shares to the Pledgor. The Pledgor shall provide to the Collateral Agent an appropriate W-9 form for tax identification number certification or a W8 form for non-resident alien certification. The Collateral Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to the dividends (cash or stock) paid on the Pledged Shares.

          j) The Collateral Agent may, in its sole discretion, resign and terminate its position hereunder at any time following 30 calendar days' prior written notice to the other parties to this Pledge Agreement. Any such resignation shall terminate all obligations and duties of the Collateral Agent hereunder. On the effective date of such resignation, the Collateral Agent shall deliver this Pledge Agreement, together with the Pledged Shares still in its possession and any and all other related instruments or documents, to any successor Collateral Agent agreeable to the parties, subject to this Pledge Agreement. If a successor Collateral Agent has not been appointed prior to the expiration of 30 calendar days following the date of the notice of such resignation, the then acting Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Pledge Agreement.

          k) The Collateral Agent shall receive the fees provided in Schedule B annexed hereto upon the parties' execution of this Pledge Agreement.

          l) Any modification of this Pledge Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto.

          m) The Collateral Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, but not limited to, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

          n) No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "M&T Trust Company of Delaware" or "M&T Bank" by name or the rights, powers, or duties of the Collateral Agent under this Pledge Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Collateral Agent.

         13. Euroseas and Pledgor shall be jointly and severally responsible for payment, upon demand, of all fees, charges and expenses (including, but not limited to, attorneys fees, investment banker fees, stock transfer agent fees, etc.) of the Collateral Agent. At the time of execution hereof, Euroseas and Pledgor shall pay to or reimburse the Collateral Agent for the fees on Schedule A and all legal fees and expenses incurred by the Collateral Agent in connection with its agreement to act as Collateral Agent and its negotiation and execution of this Pledge Agreement.

         14. All notices delivered pursuant to this Pledge Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally upon the person to whom notice is to be given, or on the third calendar day after mailing, if mailed to the person to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

                  If to Euroseas:

                  Euroseas Ltd.
                  Aethrion Center
                  40 Ag Konstantinou Street
                  151 24 Maroussi
                  Greece
                  Attn:  Aristides Pittas
                  Telephone: 011 30 210 610 5110
                  Facsimile: 011 30 210 610 5111

                  with a copy to:

                  Seward & Kissel LLP
                  One Battery Park Plaza
                  New York, New York 10004
                  Attn: Lawrence Rutkowski
                  Telephone: 212-574-1206
                  Facsimile: 212-480-8421

                  If to Pledgor:
                  Seward Ave Partners LLC
                  c/o Winnie Huang
                  175 S. Lake Ave., #307
                  Attn:  Winnie Huang
                  Telephone: 626-795-2188
                  Facsimile: 626-628-3453

                  With a copy to:

                  Kirkpatrick & Lockhart Nicholson Graham LLP
                  10100 Santa Monica Boulevard, Seventh Floor
                  Los Angeles, California  90067
                  Attn: Leib Orlanski
                  Telephone: 310-552-5044
                  Facsimile: 310-552-5001

                  If to Collateral Agent:

                  M&T Trust Company of Delaware
                  1220 North Market Street
                  Suite 202
                  Wilmington, Delaware  19801
                  Attn:  Robert D. Brown
                  Telephone:  (302) 651-1000
                  Facsimile:   (302) 636-4140

                  with a copy to:

                  Patrick K. Cameron, Esquire
                  Ober, Kaler, Grimes & Shriver
                  120 E. Baltimore Street
                  Baltimore, Maryland  21202
                  Telephone:  (410) 685-1120
                  Facsimile:   (410) 547-0699

                  If to Pledgor's Representative:
                  Peter Geddes
                  c/o Olive Grove, LLC
                  P.O. Box 5303 Beverly Hills, California 90209 Attn: Peter Geddes Telephone: 310-553-7604 Facsimile: 310-553-7680

         Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         15. No waiver of any of the provisions of this Pledge Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         16. In the event of a dispute between the parties hereto arising out of the terms, conditions or obligations imposed by this Pledge Agreement or any claim asserted hereunder, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and expenses incurred in connection therewith. Any obligation Pledgor has under this paragraph will be limited solely to the collateral under this Pledge Agreement and the proceeds thereof. Further if Pledgor settles a claim, then Pledgor shall not be required to bear any attorneys fees or costs or expenses incurred after such settlement relating to such claim or incurred as a result of other pledgors (e.g., under similar pledge agreements) or the Cove Principals relating to such claim.

         17. Each party shall, at the request of the other, execute, acknowledge and deliver whatever additional instruments and do such other acts, as may be reasonably required or convenient in order to accomplish and carry forward the intent and purposes of this Pledge Agreement, including, but not limited to, arranging for the exchange of any and all of Pledgor's Cove Common Stock for the Per Share Merger Consideration and causing such Euroseas Common Stock to be pledged hereunder.

         18. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law principles. Each party hereto irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York.

         19. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS ARISING OUT OF OR RELATED TO THE PLEDGED SHARES OR THIS PLEDGE AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OTHER PARTY ENTERING INTO THIS PLEDGE AGREEMENT. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES AGAINST THE OTHER PARTIES ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT.

         20. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns; provided, however, that neither Euroseas nor Pledgor may assign or transfer its rights or obligations hereunder without the prior written consent of the other.

         21. This Pledge Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Facsimile signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto.

         22. In the event of any inconsistencies between the terms set forth in this Pledge Agreement and the terms set forth in the Merger Agreement, the terms set forth in this Pledge Agreement shall prevail.

         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement on the day and year first above written.


                        PLEDGOR

                        By:  /s/ Winnie Huang, Managing Member
                        ----------------------------------------
                        Winnie Huang

                        EUROSEAS LTD.

                        By:  /s/ Aristides Pittas
                        ------------------------------------------
                        Aristedes Pittas
                        M&T TRUST COMPANY OF DELAWARE,
                        as Collateral Agent


                        By:  __________________________
                               Robert D. Brown
                               Vice President

                        PLEDGOR'S REPRESENTATIVE, solely as to the provisions of paragraph 11


                        By:  /s/ Peter G. Geddes
                        -----------------------------
                        Peter G. Geddes

                                                                  Schedule A to
                                                         Stock Pledge Agreement
                                                         ----------------------


Number of Shares to be Pledged
------------------------------
72,356

                                                                  Schedule B to
                                                         Stock Pledge Agreement
                                                         ----------------------


                      Acceptance Fee                      $  5,000
                      Collateral Agent Fee for 18 months
                                                          $  7,500
                                                          =========
                                                          $ 12,500

                                Peter G. Geddes
                                 P.O. Box 5303
                          Beverly Hills, Ca 90209-5303



September 2, 2005

Tasos Aslides, CFO
Euroseas, Ltd.
2693 Far View Dr.
Mountainside, New Jersey 07092

Re. Pledge Agreement



Dear Mr. Aslides:

Please be advised I am no longer acting as the Pledgor's Representative.




Sincerely,

/s/ Peter G. Geddes
---------------------------
Peter G. Geddes

10.6 Jonathan Spanier


                             STOCK PLEDGE AGREEMENT

         THIS STOCK PLEDGE AGREEMENT (this "Pledge Agreement") is made this 25th day of August, 2005, by and among Jonathan Spanier ("Pledgor"), EUROSEAS LTD., a Marshall Islands corporation ("Euroseas") and M&T TRUST COMPANY OF DELAWARE, a Delaware limited purpose trust company, as collateral agent (the "Collateral Agent").

                                 R E C I T A L S

         WHEREAS, reference is made to that certain Agreement and Plan of Merger by and among Cove Apparel, Inc. ("Cove"), the Principals of Cove Apparel, Inc. (the "Cove Principals"), Euroseas Ltd. and Euroseas Acquisition Company, Inc., dated August 25, 2005, hereinafter referred to as the "Merger Agreement;"

         WHEREAS, Section 9.2(b) of the Merger Agreement provides for the indemnification of Euroseas by the Cove Principals, as therein defined;

         WHEREAS, in order to secure the obligations of the Cove Principals to Euroseas under Section 9.2(b) of the Merger Agreement, Pledgor desires to provide for the deposit of the collateral hereinafter described, and to pledge such collateral to Euroseas as security for the obligations of Cove Principals under Section 9.2(b) of the Merger Agreement; and

         NOW, THEREFORE, the parties agree as follows:

         1. As security for the obligations of the Cove Principals to Euroseas under Section 9.2(b) of the Merger Agreement, Pledgor hereby pledges, assigns, transfers, sets over and delivers to Euroseas, and grants to Euroseas a continuing, first priority security interest in all of Pledgor's right, title and interest in the number of shares of Euroseas Common Stock set forth on Schedule A hereto whether now owned or hereafter acquired (the "Pledged Share Amount") (whether such shares are received by Pledgor as the Per Share Merger Consideration pursuant to the Merger Agreement, in private transactions, open market transactions, or otherwise). In connection with the Merger, Pledgor hereby agrees to promptly take all such actions as are required under the Merger Agreement to exchange any and all of its shares of Cove Common Stock for the Per Share Merger Consideration and hereby irrevocably instructs and authorizes Euroseas, on Pledgor's behalf, to deliver directly to the Collateral Agent, share certificates (with accompanying stock powers duly endorsed in blank) for the applicable number of shares of Euroseas Common Stock issued as the Per Share Merger Consideration and to be pledged hereunder to satisfy the Pledged Share Amount. Notwithstanding anything to the contrary contained herein, if such number of shares issued as the Per Share Merger Consideration are not sufficient to satisfy the Pledged Share Amount, Pledgor hereby agrees to deliver directly to the Collateral Agent share certificates (with accompanying stock powers duly endorsed in blank) for such additional number of shares of Euroseas Common Stock as are necessary to satisfy the Pledged Share Amount (whether such shares have been or are required to be purchased in private transactions, open market transactions or otherwise and all shares delivered hereunder to the Collateral Agent, together with all adjustments to such shares resulting from any reclassification, readjustment or other change in the capital structure of Euroseas, are hereinafter referred to as the "Pledged Shares"); provided, however, that in all events, there shall be delivered to the Collateral Agent initially at least two certificates, one evidencing 40% of the Pledged Shares and the other evidencing 60% of the Pledged Shares. The Collateral Agent shall hold the Pledged Shares for the benefit of Euroseas in a separate trust or custodial account containing only the Pledged Shares from Pledgor and no other pledgor.

         2. While the Collateral Agent is the holder of the Pledged Shares, Pledgor shall have the right to vote the Pledged Shares at meetings of the stockholders (or in action by consent) of Euroseas so long as (a) there is no default in the terms of this Pledge Agreement (a "Default") and (b) no written notice of a claim for indemnification under Section 9.2(b) of the Merger Agreement (a "Claim Notice") has been sent by Euroseas to the Collateral Agent and Pledgor. After any such Default, and prior to the cure, if any, thereof, or after receipt of any Claim Notice, Pledgor shall not have the right to vote the Pledged Shares at any such meeting (or action by consent) of the stockholders.

         3. The Pledged Shares shall be subject to the following release schedule. Except as provided below, without any instruction or consent from Euroseas, on the first anniversary of the Effective Time, 40% of the Pledged Shares shall be released to Pledgor and will no longer be subject to this Pledge Agreement; provided, however, that if at any time prior to such first anniversary, (i) there occurs a Default hereunder or (ii) Euroseas provides a Claim Notice to the Cove Principals in accordance with Section 9.3 of the Merger Agreement and to the Collateral Agent and Pledgor and, in the case of (i) and
(ii), subsequently files a lawsuit within 60 days thereafter (even if the filing date is after such first anniversary), then no Pledged Shares shall be released until (i) such Default is either cured or waived in writing, or (ii) all such claims have been finally settled or brought to final non-appealable judgment (as the case may be). Except as provided below, the balance of the Pledged Shares shall be released to Pledgor and will no longer be subject to this Pledge Agreement on the 18-month anniversary of the Effective Time; provided, however, that if at any time prior to the 18-month anniversary, (i) there occurs a Default hereunder, or (ii) Euroseas provides a Claim Notice to the Cove Principals in accordance with Section 9.3 of the Merger Agreement and to the

Collateral Agent and Pledgor and, in the case of (i) and (ii), subsequently files a lawsuit within 60 days thereafter (even if the filing date is after such 18-month anniversary), then no such Pledged Shares (other than those previously released hereunder) shall be released until (i) such Default is either cured or waived in writing or (ii) all such claims have been finally settled or brought to final non-appealable judgment. Upon the later of (i) the 18-month anniversary of the Effective Time, and (ii) the date Pledgor and Euroseas certifies in writing to the Collateral Agent that either (x) all Defaults are either waived or cured or (y) all indemnification claims are finally resolved with respect to claims that were given pursuant to timely Claim Notices and timely filed as lawsuits, all Pledged Shares then remaining that have not been used to satisfy Pledgor's indemnification obligations hereunder, shall be released to Pledgor.

         4. If at any time a Claim Notice is provided by Euroseas pursuant hereto, and at any time Pledgor does not wish to contest the claim or no longer wishes to contest the claim, then Pledgor shall have the right (but not the obligation) to settle the claim by doing one of the following (and Euroseas shall cooperate in the same and give a binding settlement agreement/instruction to give effect to the same and to release Pledgor's obligations and any remaining Pledged Shares shall not be subject to such claim): (a) cause the Collateral Agent to distribute to Euroseas the number of Pledged Shares necessary to pay off the claim, or (b) pay to Euroseas the claim in cash and cause the Collateral Agent immediately release to Pledgor (and released from the pledge hereunder) a portion of the Pledged Shares (with the number of shares to be so released under (a) or (b) of this sentence to be based on the claim so paid, using a then-current valuation of the shares, based on the following valuation: (i) if the Euroseas Shares are listed for trading on a national securities exchange or are quoted on the Nasdaq National Market or Nasdaq

SmallCap Market, then the fair market value shall be the closing price of a share over the 30-day period immediately preceding the date the final amount of the indemnification obligation is determined; (ii) if the Euroseas Shares are quoted on the over the counter market, then the fair market value of a share shall be the average of the closing bid price and asked price over the 30-day period immediately preceding the date the final amount of the indemnification obligation is determined; and (iii) otherwise the fair market value of a share shall be as determined in good faith by the Board of Directors of Euroseas and notice thereof given to the Collateral Agent. If and only if a claim is not so settled with Pledgor in Pledgor's sole and absolute discretion under the preceding sentence, then Euroseas may exercise the right to collect against the Pledged Shares by causing the requisite number of shares to be sold by the Collateral Agent at available market prices on the public securities market on which the shares customarily are traded, and if not so traded, by causing the Collateral Agent to engage an investment banking firm to find one or more buyers for such shares, but only if (1) Euroseas actually delivered a timely Claim Notice and timely filed a lawsuit, (2) Pledgor is given the right to defend the claim with counsel of its choice, provided that Pledgor promptly acknowledges in writing to Euroseas (with a copy to the Collateral Agent) that it is electing to defend such claim and selects counsel reasonably acceptable to Euroseas, and (3) after compliance with (1) and (2) of this sentence, Euroseas actually settles or obtains a final non-appealable judgment on the claim, and, provided, further, that if Pledgor has defended such claim, then any settlement by Euroseas must have been with the consent of Pledgor, which consent shall not be unreasonably withheld or delayed. In the event that the shares are not publicly traded and the Collateral Agent retains an investment banking firm and such firm cannot locate a suitable buyer within 30 days after being retained, then the value of the Euroseas Shares shall be determined in accordance with clause (iii) above. Upon written receipt from the Board of Directors of Euroseas of such valuation, the Collateral Agent shall distribute to Euroseas the number of Pledged Shares necessary to pay off the claim. At any time prior to a judgment being entered for the benefit of Euroseas, Pledgor shall have the option to cause payment in accordance with (a) or (b) of this paragraph 5. In the case of any such settlement, Pledgor shall be given a release and that claim shall have no force or effect against Pledgor or the remaining Pledged Shares.

         Payment by Pledgor, acquiescence in the sale, or transfer of Pledged Shares shall not constitute evidence of or an admission that the Euroseas claim is valid or tenable. Before a lawsuit is filed, Euroseas shall give written notice to Pledgor (with a copy to the Collateral Agent) that a claim is being asserted, the amount involved and a description of the facts with related documentation (such as copies of invoices) and shall in good faith attempt to resolve the asserted claim.

         5. Pledgor represents and warrants to Euroseas that: (a) it is the sole legal and beneficial owner of, and has good title to, and has full right to pledge and assign, the Pledged Shares in which it purports to grant a security interest hereunder; (b) no lien, security interest or other encumbrance exists or will exist upon any such Pledged Shares at any time except the pledge and security interest in favor of Euroseas created or provided for herein, which pledge and security interest constitutes a perfected pledge and security interest in and to all of such Pledged Shares; (c) this Pledge Agreement constitutes the legal, valid and binding obligation enforceable against Pledgor; and (d) the execution, delivery and performance by Pledgor of this Pledge Agreement does not and will not result in the breach of any agreement, indenture, instrument to which Pledgor is a party, any law or statute, or any judgment, degree or order entered into in a proceeding to which Pledgor is or was a party. Pledgor further represents and warrants that (i) Pledgor's true exact legal name is that set forth on the signature page hereof, (ii) the social security number or taxpayer identification number of Pledgor is 20-3348023, and
(iii) Pledgor's primary residence or address of its chief executive office is P.O. Box 5303, Beverly Hills, California 90209.

         6. Pledgor: (a) hereby consents to the filing of financing statements and other documents in such offices as Euroseas requests to perfect the security interest granted hereunder if in Euroseas' judgment any such filings are necessary or desirable; (b) shall give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary or desirable (in the judgment of Euroseas) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable Euroseas to exercise and enforce its rights hereunder with respect to such security interest; and (c) shall warrant and defend at its own expense Euroseas' right, title, special property and security interests in and to the Pledged Shares against the claims of any person or entity.

         7. Pledgor shall not, without the prior written consent of Euroseas:
(i) sell, convey or otherwise dispose of any of the Pledged Shares or any interest therein; (ii) incur or permit to be incurred any pledge, lien, charge, or encumbrance or any security interest whatsoever in or with respect to any of the Pledged Shares, other than the security interest created hereby; or (iii) file or suffer to be on file, or authorize or permit to be filed or to be on file, in any jurisdiction, any financing statement, or file or authorize any like instrument, with respect to the Pledged Shares in which Euroseas is not named as the sole secured party.

         8. Except for the Pledged Shares that are being pledged to satisfy the indemnity obligations under the Merger Agreement and to satisfy any claims against Pledgor under this Pledge Agreement, notwithstanding anything to the contrary herein or elsewhere, Pledgor itself (and its direct and indirect owners) shall have absolutely no obligation or liability to Euroseas or any persons or entities affiliated with Euroseas relating to the transactions which are the subject of the Merger Agreement. Pledgor's obligations under this Pledge Agreement, including, but not limited to, any liability for attorney's fees and expenses, investment banking fees, etc., shall be non-recourse and shall be limited solely to the Pledged Shares and the proceeds thereof and Pledgor shall have no personal liability under this Pledge Agreement.

         9. Cash or stock dividends paid on the Pledged Shares shall be the sole property of Pledgor and shall not be subject to the Pledge Agreement and shall be promptly released to Pledgor upon receipt by the Collateral Agent notwithstanding anything to the contrary herein or elsewhere, and notwithstanding any claim asserted by Euroseas and/or any contrary instructions by Euroseas. Notwithstanding the foregoing, if during the term of this Pledge Agreement any stock split, reclassification, readjustment or other change is declared or made in the capital structure of Euroseas, all new, substituted and additional shares, or other securities, issued in respect of the Pledged Shares by reason of any such change or exercise shall constitute Pledged Shares hereunder and shall be delivered to and held by the Collateral Agent under the terms of this Pledge Agreement in the same manner as the Pledged Shares originally pledged hereunder.

         10. After a Default or after a Claim Notice has been timely served, Pledgor hereby irrevocably appoints Euroseas as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, from time to time in Euroseas' discretion, to take any action and to execute any instrument which Euroseas may deem necessary or advisable to accomplish the purposes of this Pledge Agreement, including, without limitation, to file any claims or take any action or institute any proceedings which Euroseas may deem necessary or desirable for the collection of any of the Pledged Shares or otherwise to enforce the rights of Euroseas with respect to any of the Pledged Shares. Pledgor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this section is irrevocable and coupled with an interest.

         11. Notwithstanding anything to the contrary contained herein, Pledgor hereby irrevocably appoints Peter Geddes ("Pledgor's Representative"), as Pledgor's representative, attorney-in-fact and agent, with full power of substitution (i) to act in the name, place and stead of such Pledgor with respect to any lawsuit or other proceeding involving this Pledge Agreement, (ii) to act for such Pledgor with regard to matters pertaining to indemnification referred to in this Pledge Agreement, including the power to compromise any claim on behalf of such Pledgor, to bring and transact matters of litigation; and (iii) to give and receive all notices and communications to be given or received under this Pledge Agreement and to receive service of process in connection with any claims under this Pledge Agreement with respect to any of the foregoing. If Peter Geddes dies or otherwise becomes incapacitated and unable to serve as Pledgor's Representative, Pledgor and all other pledgors executing similar pledge agreements in favor of Euroseas shall appoint a new Pledgor's Representative and shall give notice thereof to Euroseas and the Collateral Agent. The death or incapacity of Pledgor shall not terminate the agency and power of attorney granted hereby to the Pledgor's Representative. The appointment of Pledgor's Representative shall be deemed coupled with an interest and shall be irrevocable and Euroseas and the Collateral Agent and any other person may conclusively and absolutely rely, without inquiry, upon any action of Pledgor's Representative, as the action of Pledgor in all maters referred to herein. All actions, decisions and instructions of Pledgor's Representative shall be conclusive and binding upon Pledgor and Pledgor shall not have any cause of action against Pledgor's Representative for any action taken or not taken by Pledgor's Representative in his role as such, except for any action or omission taken or made fraudulently or in bad faith with respect to Pledgor. All reasonable out-of-pocket fees and expenses (including fees payable to counsel and other professional fees) incurred by Pledgor's Representative in connection with performing such function shall be paid by Pledgor.

         12. The parties hereto agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Collateral Agent:

          a) The Collateral Agent shall neither be responsible for or under, nor chargeable with knowledge of, the terms and conditions of any other agreement, instrument or document executed between/among the parties hereto. This Pledge Agreement sets forth all of the obligations of the Collateral Agent, and no additional obligations shall be implied from the terms of this Pledge Agreement or any other agreement, instrument or document.

          b) The Collateral Agent may act in reliance upon any instructions, notice, certification, demand, consent, authorization, receipt, power of attorney or other writing delivered to it by any other party without being required to determine the authenticity or validity thereof or the correctness of any fact stated therein, the propriety or validity of the service thereof, or the jurisdiction of the court issuing any judgement or order. The Collateral Agent may act in reliance upon any signature believed by it to be genuine, and may assume that such person has been properly authorized to do so.

          c) Each of the parties, jointly and severally, agrees to reimburse the Collateral Agent on demand for, and to indemnify and hold the Collateral Agent harmless against and with respect to, any and all loss, liability, damage or expense (including, but without limitation, attorneys' fees, investment banker fees, stock transfer agent fees, costs and disbursements) that the Collateral Agent may suffer or incur in connection with this Pledge Agreement and its performance hereunder or in connection herewith, except to the extent such loss, liability, damage or expense arises from its willful misconduct or gross negligence as adjudicated by a court of competent jurisdiction. The Collateral Agent shall have the further right at any time and from time to time hereunder to charge, and reimburse itself from, the property held in trust hereunder.

          d) The Collateral Agent may consult with legal counsel of its selection in the event of any dispute or question as to the meaning or construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel. Each of the parties, jointly and severally, agrees to reimburse the Collateral Agent on demand for such legal fees, disbursements and expenses and in addition, the Collateral Agent shall have the right hereunder to reimburse itself for such fees, disbursements and expenses from the property held in trust hereunder.

          e) The Collateral Agent shall give the property held in trust by it hereunder the same degree of care that it gives its own similar property.

          f) In the event of any disagreement between/among any of the parties to this Pledge Agreement, or between/among them or either or any of them and any other person, resulting in adverse claims or demands being made in connection with the subject matter hereof, or in the event that the Collateral Agent, in good faith, be in doubt as to what action it should take hereunder, the Collateral Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Collateral Agent shall not become liable in any way or to any person for its failure or refusal to act, and the Collateral Agent shall be entitled to continue so to refrain from acting until (i) the rights of all parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjusted and all doubt resolved by agreement among all of the interested persons, and the Collateral Agent shall have been notified thereof in writing signed by all such persons. The Collateral Agent shall have the option, after 30 calendar days' notice to the other parties of its intention to do so, to file an action in interpleader requiring the parties to answer and litigate any claims and rights among themselves. The rights of the Collateral Agent under this paragraph are cumulative of all other rights which it may have by law or otherwise.

          g) The Collateral Agent is authorized, for any securities at any time held hereunder, to register such securities in the name of its nominee(s) or the nominees of any securities depository, and such nominee(s) may sign the name of any of the parties hereto to whom or to which such securities belong and guarantee such signature in order to transfer securities or certify ownership thereof to tax or other governmental authorities.

          h) Notice to the parties shall be given as provided in Paragraph 14 alone.

          i) The Collateral Agent shall make payments of dividends (cash or stock) paid on the Pledged Shares to the Pledgor. The Pledgor shall provide to the Collateral Agent an appropriate W-9 form for tax identification number certification or a W8 form for non-resident alien certification. The Collateral Agent shall be responsible only for income reporting to the Internal Revenue Service with respect to the dividends (cash or stock) paid on the Pledged Shares.

          j) The Collateral Agent may, in its sole discretion, resign and terminate its position hereunder at any time following 30 calendar days' prior written notice to the other parties to this Pledge Agreement. Any such resignation shall terminate all obligations and duties of the Collateral Agent hereunder. On the effective date of such resignation, the Collateral Agent shall deliver this Pledge Agreement, together with the Pledged Shares still in its possession and any and all other related instruments or documents, to any successor Collateral Agent agreeable to the parties, subject to this Pledge Agreement. If a successor Collateral Agent has not been appointed prior to the expiration of 30 calendar days following the date of the notice of such resignation, the then acting Collateral Agent may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent, or other appropriate relief. Any such resulting appointment shall be binding upon all of the parties to this Pledge Agreement.

          k) The Collateral Agent shall receive the fees provided in Schedule B annexed hereto upon the parties' execution of this Pledge Agreement.

          l) Any modification of this Pledge Agreement or any additional obligations assumed by any party hereto shall be binding only if evidenced by a writing signed by each of the parties hereto.

          m) The Collateral Agent shall not incur any liability for not performing any act or fulfilling any obligation hereunder by reason of any occurrence beyond its control (including, but not limited to, any provision of any present or future law or regulation or any act of any governmental authority, any act of God or war or terrorism, or the unavailability of the Federal Reserve Bank wire services or any electronic communication facility).

          n) No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions "M&T Trust Company of Delaware" or "M&T Bank" by name or the rights, powers, or duties of the Collateral Agent under this Pledge Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Collateral Agent.

         13. Euroseas and Pledgor shall be jointly and severally responsible for payment, upon demand, of all fees, charges and expenses (including, but not limited to, attorneys fees, investment banker fees, stock transfer agent fees, etc.) of the Collateral Agent. At the time of execution hereof, Euroseas and Pledgor shall pay to or reimburse the Collateral Agent for the fees on Schedule A and all legal fees and expenses incurred by the Collateral Agent in connection with its agreement to act as Collateral Agent and its negotiation and execution of this Pledge Agreement.

         14. All notices delivered pursuant to this Pledge Agreement shall be in writing and shall be deemed to have been duly given on the date of service if served personally upon the person to whom notice is to be given, or on the third calendar day after mailing, if mailed to the person to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:



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


                  If to Euroseas:

                  Euroseas Ltd.
                  Aethrion Center
                  40 Ag Konstantinou Street
                  151 24 Maroussi
                  Greece
                  Attn:  Aristides Pittas
                  Telephone: 011 30 210 610 5110
                  Facsimile: 011 30 210 610 5111

                  with a copy to:

                  Seward & Kissel LLP
                  One Battery Park Plaza
                  New York, New York 10004
                  Attn: Lawrence Rutkowski
                  Telephone: 212-574-1206
                  Facsimile: 212-480-8421

                  If to Pledgor:
                  Jonathan Spanier
                  269 S. Beverly, #1162
                  Beverly Hills, California 90212
                  Attn:  Jonathan Spanier
                  Telephone: 310-553-7604
                  Facsimile: 310-276-7072

                  With a copy to:

                  Kirkpatrick & Lockhart Nicholson Graham LLP
                  10100 Santa Monica Boulevard, Seventh Floor
                  Los Angeles, California  90067
                  Attn: Leib Orlanski
                  Telephone: 310-552-5044
                  Facsimile: 310-552-5001



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                  If to Collateral Agent:

                  M&T Trust Company of Delaware
                  1220 North Market Street
                  Suite 202
                  Wilmington, Delaware  19801
                  Attn:  Robert D. Brown
                  Telephone:  (302) 651-1000
                  Facsimile:   (302) 636-4140

                  with a copy to:

                  Patrick K. Cameron, Esquire
                  Ober, Kaler, Grimes & Shriver
                  120 E. Baltimore Street
                  Baltimore, Maryland  21202
                  Telephone:  (410) 685-1120
                  Facsimile:   (410) 547-0699

                  If to Pledgor's Representative:
                  Peter Geddes
                  c/o Olive Grove, LLC
                  P.O. Box 5303 Beverly Hills, California 90209 Attn: Peter Geddes Telephone: 310-553-7604 Facsimile: 310-553-7680

         Any party may change its address for purposes of this paragraph by giving the other party written notice of the new address in the manner set forth above.

         15. No waiver of any of the provisions of this Pledge Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver.

         16. In the event of a dispute between the parties hereto arising out of the terms, conditions or obligations imposed by this Pledge Agreement or any claim asserted hereunder, the prevailing party shall be entitled to recover reasonable attorney's fees, costs and expenses incurred in connection therewith. Any obligation Pledgor has under this paragraph will be limited solely to the collateral under this Pledge Agreement and the proceeds thereof. Further if Pledgor settles a claim, then Pledgor shall not be required to bear any attorneys fees or costs or expenses incurred after such settlement relating to such claim or incurred as a result of other pledgors (e.g., under similar pledge agreements) or the Cove Principals relating to such claim.



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


         17. Each party shall, at the request of the other, execute, acknowledge and deliver whatever additional instruments and do such other acts, as may be reasonably required or convenient in order to accomplish and carry forward the intent and purposes of this Pledge Agreement, including, but not limited to, arranging for the exchange of any and all of Pledgor's Cove Common Stock for the Per Share Merger Consideration and causing such Euroseas Common Stock to be pledged hereunder.

         18. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to choice of law principles. Each party hereto irrevocably consents to the service of process by registered mail, postage prepaid, or by personal service within or without the State of New York.

         19. THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS PLEDGE AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS ARISING OUT OF OR RELATED TO THE PLEDGED SHARES OR THIS PLEDGE AGREEMENT. EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR EACH OTHER PARTY ENTERING INTO THIS PLEDGE AGREEMENT. EACH PARTY HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE RIGHT TO SEEK PUNITIVE OR CONSEQUENTIAL DAMAGES AGAINST THE OTHER PARTIES ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS PLEDGE AGREEMENT.

         20. This Pledge Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, representatives, successors and assigns; provided, however, that neither Euroseas nor Pledgor may assign or transfer its rights or obligations hereunder without the prior written consent of the other.

         21. This Pledge Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. Facsimile signatures on counterparts of this Agreement shall be deemed original signatures with all rights accruing thereto.

         22. In the event of any inconsistencies between the terms set forth in this Pledge Agreement and the terms set forth in the Merger Agreement, the terms set forth in this Pledge Agreement shall prevail.



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



         IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement on the day and year first above written.



                       PLEDGOR

                       By:  /s/ Jonathan Spanier
                       -------------------------
                       Jonathan Spanier

                       EUROSEAS LTD.

                       By:  /s/ Aristides Pittas
                       -------------------------
                       M&T TRUST COMPANY OF DELAWARE,
                             as Collateral Agent


                       By:  __________________________
                              Robert D. Brown
                              Vice President


                       PLEDGOR'S REPRESENTATIVE, solely as to the provisions of
                                paragraph 11


                       By:  /s/ Peter G. Geddes
                       ------------------------
                       Peter G. Geddes



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                                                                  Schedule A to
                                                         Stock Pledge Agreement
                                                         ----------------------


Number of Shares to be Pledged
------------------------------
71,327








                                       64
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                                                                  Schedule B to
                                                         Stock Pledge Agreement
                                                         ----------------------




                      Acceptance Fee                      $  5,000
                      Collateral Agent Fee for 18 months
                                                          $  7,500
                                                          =========
                                                          $ 12,500












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




                                Peter G. Geddes
                                 P.O. Box 5303
                          Beverly Hills, Ca 90209-5303





September 2, 2005

Tasos Aslides, CFO
Euroseas, Ltd.
2693 Far View Dr.
Mountainside, New Jersey 07092

Re. Pledge Agreement



Dear Mr. Aslides:

Please be advised I am no longer acting as the Pledgor's Representative.




Sincerely,

/s/ Peter G. Geddes
---------------------------
Peter G. Geddes






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